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                                                                EXHIBIT 10.51

                           LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT ("LOAN AGREEMENT") is entered into by and among Eastern Systems Technology, Inc. a California corporation ("DEBTOR"), having its principal place of business and executive headquarters at 17175 Wedgewood Avenue, Los Gatos, California 95032, Ram V. Mani having his principal address at 17175 Wedgewood Avenue, Los Gatos, California 95032, and Srini Ramakrishnan having his principal address at 3695 Stevenson Boulevard, Apt. 101, Fremont, California 94538 (each individually a "PLEDGOR" and collectively the "PLEDGORS"), and NHancement Technologies Inc., a Delaware corporation, having its principal place of business at 39420 Liberty Street, Suite 250, Fremont, California 94538 ("LENDER"), with the intent and agreement that this Loan Agreement shall be effective as of the 31st day of August, 1999.

                                 R E C I T A L S

         A. Capitalized terms used in this Loan Agreement are defined in
Article I.

         B. Debtor desires to obtain loan funding from Lender pursuant to the terms of this Loan Agreement and the other documents and instruments constituting Debt Instruments hereunder.

         B. Lender desires to provide a Loan to Debtor, subject to the provisions provided in this Loan Agreement.

         C. As the Collateral for repayment of the Loan, Debtor and Pledgors have agreed to pledge to and to grant to Lender a security interest in all of their right, title and interest in and to the Additional Stock and Proceeds thereof.

                                A G R E E M E N T

NOW THEREFORE, in consideration of the terms and conditions contained herein, the parties agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         For purposes of this Loan Agreement, the following terms shall have the meanings set forth below or elsewhere in this Loan Agreement, as the case may be. Other terms contained in this Loan Agreement and which are not otherwise specifically defined shall have the meanings given such terms under the California Uniform Commercial Code.

         1.1 "ADDITIONAL STOCK" shall have the meaning given such term in the Reorganization Agreement and shall include any additional securities of Lender issued in respect of such shares of Additional Stock.

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         1.2 "CLOSING" AND "CLOSING DATE" shall mean such date, time and place as the parties may agree to effect the closing of the Loan hereunder.

         1.3 "COLLATERAL" shall mean all property in or upon which a security interest is granted by Debtor to Lender under this Loan Agreement.

         1.4 "DEBT INSTRUMENTS" shall mean collectively this Loan Agreement (with its Exhibits), all Perfection Instruments and the Note, and "DEBT INSTRUMENT" shall mean any one of the foregoing.

         1.5 "DEBTOR" shall mean the party identified as such in the introductory paragraph on Page 1.

         1.6 "EFFECTIVE DATE." All references to "the date hereof", "the date of this Loan Agreement", "the effective date hereof", "effective as of the date hereof" or "of even date herewith" contained in any Debt Instrument with reference to this Loan Agreement shall refer to the effective date of this Loan Agreement set forth on the first page hereof.

         1.7 "EVENT OF DEFAULT" shall mean the existence of circumstances that constitute an Event of Default under this Loan Agreement as defined in Article VII.

         1.8 "FINANCING STATEMENT" shall mean the one or more UCC-1 Financing Statements for filing with appropriate governmental entities prior to Closing, each constituting a Perfection Instrument hereunder.

         1.9 "GENERAL INTANGIBLES" shall mean all of Debtor's presently owned or subsequently acquired general intangibles or rights relating in any way to the Additional Stock.

         1.10 "LENDER" shall mean the party identified as such in the introductory paragraph on page 1.

         1.11 "LOAN AGREEMENT" shall mean this Loan and Security Agreement, including all Exhibits hereto and all amendments and modifications to any of the foregoing.

         1.12 "LOAN" shall mean the Loan provided by Lender to Debtor under
Section 2.1 of this Loan Agreement.

         1.13 "MATURITY DATE" shall mean the date on or before which Debtor must repay all remaining principal and accrued but unpaid interest on the Loan to Lender established in accordance with Section 2.2.

         1.14 "NOTE" shall mean the Promissory Note of Debtor issued to Lender hereunder evidencing the Loan and Debtor's obligation to repay the Loan.

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         1.15 "OBLIGATIONS" shall mean all of Debtor's indebtedness and liabilities to Lender, whether previously, now or subsequently owing, arising, due or payable and however evidenced, created, incurred, acquired, or owed, whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance) and arising under or based upon the Loans or this Loan Agreement, the Note and the other Debt Instruments.

         1.16 "PERFECTION INSTRUMENTS" shall mean the Financing Statements and all of those instruments and documents as to which a filing or recordation or other action must occur with a governmental or other entity to properly perfect Lender's security interest in some or all of the Collateral, and "PERFECTION INSTRUMENT" shall refer to any one of the foregoing.

         1.17 "PLEDGOR" AND "PLEDGORS" shall mean the party(s) identified as such in the introductory paragraph on page 1.

         1.18 "PROCEEDS" shall mean with reference to Collateral whatever is now or subsequently received by Debtor of any of them upon the sale, exchange, collection or other disposition (temporary or permanent) of any item of Collateral, whether such proceeds constitute accounts, accounts receivable, general intangibles, instruments, securities, credits, documents, letters of credit, deposit accounts or money.

         1.19 "REORGANIZATION AGREEMENT" shall mean the Plan and Agreement of Reorganization dated an even date herewith among Eastern, Pledgors and Lender.

                                   ARTICLE II.
                                    THE LOAN

         2.1 GENERAL. As of the Closing, Lender agrees, subject to and on the terms and conditions set forth in this Loan Agreement, to loan Debtor the aggregate sum of Two Hundred Fifty Thousand Dollars ($250,000.00) (the "LOAN"). The Loan shall be evidenced by the Note secured by the Collateral. The outstanding principal balance of Loan from time to time outstanding shall bear interest at a fixed rate in an amount equal to seven percent (7%) per annum. The proceeds of the Loan shall be disbursed as Debtor shall direct Lender in writing.

         2.2 REPAYMENT. The Loan shall be fully repaid by Debtor to Lender on the earlier of (i) one (1) year from the date hereof or (ii) within thirty
(30) days following the effective date of the first S-3 Registration Statement covering shares of Additional Stock which may hereafter be issued to Debtor or Pledgors which have an aggregate fair market value at such effective date equal to or greater than the principal amount of the Note. In the event Lender fails to cause such S-3 Registration Statement to become effective, or if no public market then exists for such shares of stock, in either such case by or on the first anniversary date hereof, then, and in such event, notwithstanding anything contained in the Reorganization Agreement to the contrary, Lender shall not issue the shares of Additional Stock. Rather, Lender shall then (i.e., one year after the date hereof) pay Debtor $400,000 in cash less the aggregate amount of principal and interest then due on the Loan, and the Loan shall thereupon be extinguished. If after receipt of any payment of, or Proceeds applied to the payment of, all or any part of the Obligations, Lender is for any reason

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required to surrender such payment or Proceeds to any person, because such payment or Proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continue and this Loan Agreement shall continue in full force as if such payment or Proceeds had not been received by Lender and Debtor shall be liable, jointly and severally, to pay to Lender, and hereby do jointly and severally indemnify Lender and hold Lender harmless for the amount of such payment or Proceeds surrendered. The provisions of this Section shall be and remain effective notwithstanding any contrary action which may have been taken by Lender in reliance upon such payment or Proceeds, and any such contrary action so taken shall be without prejudice to Lender's rights under this Loan Agreement and shall be deemed to have been conditioned upon such payment or Proceeds having become final and irrevocable. The provisions of this Section shall survive the termination of this Loan Agreement.

                                  ARTICLE III.
                                 THE COLLATERAL

         3.1 COLLATERAL. For the purposes of securing all of the indebtedness described in Section 3.2, Debtor and Pledgors hereby grant to Lender, for as long as any Obligations remain outstanding under the Loan Agreement or the Note, a continuing security interest in all of Debtor's right, title and interest in and to the following:

             (1)      Additional Stock,

             (2)      General Intangibles, and

             (3)      Proceeds with respect to all of above.

         3.2 PURPOSE OF SECURITY INTERESTS. The security interests granted in this Article III in the Collateral hereunder are granted for the purposes of securing the following:

             3.2.1 The due and punctual payment and performance of all those Obligations of Debtor to Lender now or subsequently existing under the Loan and this Loan Agreement, the Note and other Debt Instruments, together with interest, penalties and other charges as provided in the Debt Instruments, and all increases, extensions, modifications, and renewals of any of the foregoing. Debtor shall promptly reimburse Lender for any and all reasonable amounts expended by Lender in accordance with the terms of this Loan Agreement, as the same may be amended, renewed or modified in the future, with all such amounts to be included within the Obligations secured, together with all interest, charges and other amounts due from Debtor to Lender under any of the foregoing.

             3.2.2 The payment and performance of all indebtedness of Debtor to Lender of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or in the future arising, whether joint or several, to the extent created or arising under this Loan Agreement.

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         3.3 NOT A SALE. Debtor grants Lender a security interest in the
Collateral to secure Debtor's payment and performance under the Loan Agreement in the manner and subject to the limitations provided in this Loan Agreement, and the Collateral is not to be deemed or construed as being sold to or purchased by Lender. Debtor are and shall remain jointly and severally, absolutely and unconditionally liable for the performance of its Obligations including, but not limited to, the payment of any remaining deficiency by reason of the failure of the applicable Collateral to satisfy all Obligations due Lender.

         3.4 RELEASE OF SECURITY INTEREST. At such time as Debtor have fully repaid all Obligations to Lender under the Loan and this Loan Agreement and the other Debt Instruments, and the loan facilities provided under this Loan Agreement have been terminated, Lender will release and reconvey to Debtor all security interests granted to Lender under this Loan Agreement and other Debt Instruments, and will terminate all associated Financing Statements and will execute and deliver to Debtor all other documents and instruments reasonably necessary to reconvey and release the Collateral to Debtor, such actions to be taken promptly after receipt of written request from Debtor.

         3.5 LENDER'S RIGHTS, DUTIES AND LIABILITIES. Neither Lender nor any of its officers, directors, employees, or agents shall be liable or responsible in any way for the safekeeping of any of the Collateral, or for any act or failure to act with respect to the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act of default by any warehouseman, carrier, forwarding agency, or other person whomsoever, all of which shall be at Debtor's sole risk, except to the extent such loss or damage shall be the result of the gross negligence or willful misconduct of Lender. The Obligations shall not be affected by any failure of Lender to take any steps to perfect the security interest or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release Debtor from any of the Obligations.

         3.6 RETENTION OF COLLATERAL. Until such time as a security interest granted hereby has been released in accordance with Section 3.4, Debtor and Pledgors agree that Lender shall retain any and all certificates or other evidences of the Additional Stock or the right to receive Additional Stock and, in the event that Debtor or Pledgors desire to sell any shares of the Additional Stock, all such Proceeds of any such sale shall be paid to Lender. Debtor and Pledgor shall also enter into and deliver to and pledge with Lender instruments of assignment duly executed in blank by such party(s) in the form reasonably requested by Lender with respect to such shares of the Additional Stock. Debtor, Pledgors and Lender agree to execute and deliver any additional documentation necessary to accomplish the purpose and intent of this Section 3.6.

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                                   ARTICLE IV
                                     CLOSING

         4.1 PERFECTION INSTRUMENTS. Debtor shall have executed and delivered to Lender the Perfection Instruments, in acceptable form to Lender, which shall have been filed with such governmental agencies and other parties as Lender shall deem necessary to perfect Lender's security interest in the Collateral. Lender shall have received satisfactory certificates or other acceptable evidence from such agencies and other parties confirming Lender's security interest in the Collateral.

         4.2 CORPORATE PROCEEDINGS. Lender shall have received on or before the Closing a copy of the record of all corporate actions taken by Eastern authorizing the execution, delivery and performance of the Loan Agreement and transactions contemplated thereunder and certified by the Secretary or an Assistant Secretary of Eastern, together with such other documents as Lender may reasonably request including, but not limited to, certified board resolutions.

         4.3 OTHER ACTIONS. Debtor shall have taken such other actions and executed and delivered to Lender such agreements and documents (including but not limited to the actions required with respect to the Debt Instruments), as Lender and its counsel may deem necessary or desirable to ensure that the Note, when issued by Debtor to Lender, will be secured by valid, enforceable and first priority security interests in the various categories of Collateral as required and in the manner provided in Article III of this Loan Agreement.

                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES BY DEBTOR

Debtor represents and warrants to Lender as follows:

         5.1      ORGANIZATION AND GOOD STANDING.

                  5.1.1 Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has full power and authority to carry on its business as now conducted and as currently proposed to be conducted.

                  5.1.2 Debtor's name as set forth herein is Debtor's current and complete legal name and Debtor does not have and has not had or used any other legal, trade name or fictitious name during the five (5) years preceding the date of this Loan Agreement.

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         5.2      POWER AND AUTHORIZATION.

                  5.2.1 Debtor has all requisite corporate power to enter into this Loan Agreement and the other Debt Instruments, and to otherwise carry out and perform all of its obligations under the terms of this Loan Agreement and the other Debt Instruments. Debtor has all requisite corporate power to own and lease the properties owned and leased by it and to conduct its business as presently conducted and as proposed to be conducted.

                  5.2.2 All corporate action on the part of Debtor and its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Loan Agreement, Note and the other Debt Instruments has been duly and validly taken and is currently in full force and effect.

                  5.2.3 This Loan Agreement, Note and the other Debt Instruments and the Loan are valid and binding obligations of the Debtor, enforceable in accordance with their respective terms, except as enforceability thereof may be limited under general principles of equity (regardless of whether the issue of such enforceability is considered in a proceeding in equity or at law) or by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

                  5.2.4 The execution and delivery of this Loan Agreement and the other Debt Instruments and the consummation of the transactions herein or therein contemplated, do not and will not: (1) conflict with, or result in a breach of, any of the terms, provisions or conditions of any agreement to which any Debtor is a party, or of the Articles of Incorporation or Bylaws of Debtor, (2) violate, conflict with or result in the breach or termination of, or otherwise give any party the right to terminate, or constitute an event which, after the giving of notice or the passage of time, or both, would constitute a default under the terms of, any agreement or instrument to which any Debtor is a party or by which it or any of its properties or assets is bound, (3) result in the creation of any lien, charge or encumbrance upon any properties or assets of any Debtor pursuant to the terms of any such agreement or instrument, (4) violate any judgment, order, injunction, decree or award against or binding upon any Debtor, or (5) violate any law or regulation of the United States or of any jurisdiction thereof binding on any Debtor.

                  5.2.5 LITIGATION, ETC. There are no actions, suits, proceedings or investigations pending against any Debtor (or, to Debtor's knowledge, any of Debtor's officers, directors or management employees or its capital stock or properties) before any court or governmental agency (nor, to the best knowledge of Debtor, is there any reasonable basis therefor or threat thereof) which, either in any individual case or in the aggregate, might result in any material adverse change in the business or financial condition of Debtor or in any material impairment of the right or ability of Debtor or any of them to carry on their business as contemplated or which might impose any material liability on Debtor or any of them, and none which questions the validity of this Loan Agreement or any action taken or to be taken in connection herewith.

         5.3 COMPLIANCE WITH OTHER INSTRUMENTS, NONE BURDENSOME, ETC. Debtor is not in violation of any term of its Articles of Incorporation or Bylaws, as amended and in effect as of the



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Closing. No Debtor is in violation in any respect of any material term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree, order, statute, rule or regulation applicable to it where such violation would adversely and materially affect such Debtor or its operations or financial condition.

         5.5 OWNERSHIP OF COLLATERAL. Debtor own all of the Collateral free and clear of all mortgages, liens, security interests, charges and encumbrances except the liens created by the Debt Instruments and no other person or entity has any right, title or ownership interest in and to any item of the Collateral. Debtor have rights to the use of Collateral and to license and use all such items in the customary manner in Debtor's business, without the need of any present or future license, consent, or other rights being granted from any other party; further, if Lender were to acquire any such items of Collateral upon an Event of Default by Debtor hereunder, Lender and any assignee of Lender would be free to similarly utilize all such items of Collateral in the same manner as Debtor, all without the need for any present or future license, consent or other right being granted from any third party.

         5.6 FIRST PRIORITY. The security interests granted under this Loan Agreement constitute senior or first priority security interests or liens on all of the Collateral.

                                   ARTICLE VI.
                               COVENANTS OF DEBTOR

         6.1 LITIGATION AND OTHER MATERIAL EVENTS. Debtor shall deliver to Lender, promptly after the commencement thereof, notice of all actions, suits and proceedings against, involving or affecting any Debtor before any court or governmental department, commission, board, bureau, agency or instrumentality. Debtor shall additionally deliver to Lender all of the following as promptly as possible: (1) notice of the existence of any Event of Default under the Loan, Loan Agreement or other Debt Instruments, with specification of the nature thereof, the period of existence and Debtor's proposed actions to correct; (2) notice of any material adverse change in the business, assets, financial condition or prospects, or otherwise of any Debtor and shall include Debtor's evaluation of the importance of such development; and (3) notice of any event materially reducing the value of any significant Collateral, including the value to Debtor or the value to Lender, and of matters which materially affect Lender's rights or ability to use such items of Collateral if acquired by Lender after an Event of Default without infringing on or conflicting with the rights of another party, and of events materially and adversely affecting the validity or priority of Lender's security interest in any such item of Collateral.

         6.2 LOCATION AND CORPORATE IDENTITY OF DEBTOR. Debtor will notify Lender in writing prior to any change in Debtor's place of business or chief executive office and of any proposed or actual change of any Debtor's name, identity or corporate structure.

         6.3 FINANCING STATEMENTS. At the request of Lender, Debtor will join Lender in executing and delivering one or more financing statements or other documents and instruments in form and substance satisfactory to Lender for filing or recording in any state, county or other

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jurisdiction in which Lender or its legal counsel reasonably deems it advisable to file so as to perfect the security interests granted under this Loan Agreement.

         6.4 TITLE TO ASSETS. Debtor agree to promptly notify Lender in writing of any event which materially affects the value of any material portion of the Collateral, or of the ability of Debtor or Lender to dispose of such assets or affecting the rights or remedies of Lender in relation thereto including, but not limited to, the levy of any legal process against the Collateral. If any portion of the Collateral is or becomes subject to a negotiable document including any warehouse receipt or bill of lading or chattel paper, Debtor shall deliver all such documents immediately to Lender. As long as portion of the Loan is outstanding, Debtor shall not grant to any person or entity any security or other interest in the Collateral.

         6.5 INDEMNITY. Debtor and Pledgors hereby jointly and severally, indemnify, defend and hold Lender and its directors, officers, agents, employees and counsel harmless from and against all losses, claims, damages, liabilities, deficiencies or expenses imposed on or incurred by or asserted against any of them, whether direct, indirect or consequential arising out of or by reason of any litigation, investigation, claim or proceeding commenced or threatened which arises out of or is in any way based upon the negotiation, preparation, execution, delivery, enforcement, performance or the administration of this Loan Agreement or any other Debt Instrument or any undertaking or proceeding related to any of the transactions contemplated by this Loan Agreement provided, however, that Debtor shall have no obligation under this Section with respect to losses, claims, damages, liabilities, deficiencies or expenses arising solely as a result of any indemnified party's gross negligence or willful misconduct. The foregoing indemnity shall survive the payment of the Obligations and the termination of this Loan Agreement. All of the foregoing costs and expenses shall be part of the Obligations secured by the Collateral.

                                  ARTICLE VII.
                                EVENTS OF DEFAULT

         The occurrence of any of the following events or conditions shall be an event of default (an "EVENT OF DEFAULT") and, unless the same shall have been waived by Lender in writing or remedied by Debtor, shall, at the option of Lender exercisable by written notice of default from Lender to Debtor, cause all sums of principal and interest then remaining unpaid on the Note and all other amounts payable under the Loan Agreement, Note and Debt Instruments to Lender to become immediately due and payable without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived by Debtor:

         7.1 FAILURE TO PAY LOAN ON MATURITY DATE. The failure of Debtor to pay fully and timely pay the Loan (including principal and all accrued interest thereon) on the Maturity Date.

         7.2 BREACH OF LOAN AGREEMENT OR OTHER DEBT INSTRUMENTS. Any other failure of Debtor or any of them to satisfy or comply with any of the material provisions of this Loan Agreement or of the other Debt Instruments after written notice from Lender to Debtor specifying such failure (subject to the cure periods contained in the applicable document).

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         7.3 BREACH OF WARRANTY. The discovery that any representations or warranties of Debtor made to Lender in this Loan Agreement or in any other Debt Instrument or in any statement or certificate at any time furnished by Debtor to Lender in writing pursuant to this Loan Agreement shall have been false or misleading in any material respect when made or furnished.

                                  ARTICLE VIII.
                         REMEDIES UPON EVENT OF DEFAULT

         Upon the occurrence of an Event of Default, Lender may, at its option, do any one or more of the following:

         8.1 POWER OVER COLLATERAL. Either on its own or by means of a court appointed receiver, exercise all rights and powers of Debtor in respect to the Collateral or any part thereof.

         8.2 PAYMENT OF CLAIMS. Without notice to or demand upon Debtor, make such payments and do such acts as Lender may deem necessary to protect its security interest in the Collateral including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted to Lender, and in exercising any such powers or authority to pay all reasonable expenses incurred.

         8.3 UCC REMEDIES. Exercise any and all remedies of a secured party under the California (or other applicable state) Uniform Commercial Codes or any other applicable law, including, without limitation, the right to recover reasonable attorneys' fees and legal expenses incurred by Lender in the enforcement of its rights under this Loan Agreement or in connection with any redemption of the Collateral by Debtor.

         8.4 TRADE NAMES. Use, in connection with any assembly, use or disposition of Collateral, any trademark, trade name, trade style, copyright, patent or technical knowledge or process which is owned or which is utilized by Debtor in its business.

         8.5 ENTRY. Enter and remain upon the premises of Debtor without any obligation to pay rent to Debtor or others (except as otherwise required by law or under contractual obligations to the lessor or other owner of the premises), or any other place or places where any of the Collateral is located and kept and: (1) remove Collateral therefrom to the premises of Lender or any agent of Lender, for such time as Lender may desire in order to maintain, sell, collect, or liquidate the Collateral, or (2) use such premises, together with materials, supplies, books and records of Debtor to preserve the condition or value of the Collateral and to prepare the Collateral for selling, liquidating or collecting.

         8.6 ADDITIONAL REMEDIES. Lender may exercise any one or more remedies hereunder or at law, successively or concurrently, and such actions shall not operate to prevent Lender from pursuing any other or further remedy which it may have. The repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Debtor from full payment of any deficiency until full payment of any such deficiency has in fact been paid Lender in cash. Further, in connection with any public or private sale under the applicable state version of the

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Uniform Commercial Code where the Collateral is located, Lender shall give
Debtor at least five (5) days prior written notice of the time and place of any public sale of material Collateral or the time after which any private sale or other intended disposition will occur, which notice shall be deemed a reasonable notice of such sale or other disposition. In the event of any public sale hereunder, Lender shall exhibit the Collateral for a reasonable period of time not later than the day before such sale is to take place and, if practicable, shall exhibit the Collateral at the time and place of such sale, provided, however, that Lender shall have no obligation to exhibit any part of the Collateral at or prior to sale if, at the time of the Event of Default, such Collateral was in Debtor's possession or under Debtor's control and Lender notified Debtor in writing of its demand for possession thereof as provided herein and Debtor failed to comply with such demand within five (5) days prior to the date set for the sale of such Collateral.

         8.7 ENFORCEMENT EXPENSES. All expenses of enforcement of the Debt Instruments and disposition of the Collateral including, without limitation, attorneys' fees, costs of segregation, retaking, holding, preparing for sale, selling and other expenses relating to disposition or collection of the Collateral (incurred in taking the actions described in this Article VIII, or otherwise in this Loan Agreement or as provided by law) shall be paid by Debtor to Lender on demand and Lender may pay and set off as to such amounts out of the proceeds obtained by Lender from the sale or other disposition of the Collateral.

                                   ARTICLE IX.
                                  MISCELLANEOUS

         9.1 GOVERNING LAWS. IT IS THE INTENTION OF THE PARTIES HERETO THAT THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, U.S.A. (IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) INCLUDING, WITHOUT LIMITATION, LAWS GOVERNING USURY AND PERMISSIBLE RATES OF INTEREST, SHALL GOVERN THE VALIDITY OF THIS LOAN AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO.

         9.2 BINDING UPON SUCCESSORS AND ASSIGNS. Subject to, and unless otherwise provided in, this Loan Agreement, each and all of the covenants, terms, provisions and agreements contained herein shall be binding upon, and inure to the benefit of, the permitted successors, and the executors, heirs, representatives, administrators and assigns of the parties hereto. Except as otherwise provided herein, all rights of Lender hereunder shall be assignable. Debtor may not assign any of its interests under this Loan Agreement or under the other Debt Instruments without the prior written consent of Lender. Any purported assignment inconsistent with the provisions hereof shall, at the option of Lender, be null and void.

         9.3 SEVERABILITY. If any one or more provisions of this Loan Agreement (or provisions of the other Debt Instruments), or the application thereof, shall for any reason and to any extent be invalid and unenforceable, the remainder of this Loan Agreement and the application of such provisions to other persons or circumstances shall be interpreted so as to most completely effect the intent of the parties hereto. The parties further agree to replace any such

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void or unenforceable provisions of this Loan Agreement (or provisions of the other Debt Instruments) with valid and enforceable provisions which will achieve, to the maximum extent legally possible, the economic, business and other purposes of the void or unenforceable provisions.

         9.4 ENTIRE AGREEMENT. This Loan Agreement, the Exhibits hereto, the documents referenced herein, and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, whether express or implied and whether written or oral, between the parties with respect to the Loan hereunder.

         9.5 COUNTERPARTS. This Loan Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Loan Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

         9.6 LOAN EXPENSES. Each party shall pay all of its own costs and expenses incurred with respect to the transactions contemplated by this Loan Agreement and the Debt Instruments.

         9.7 RIGHTS CUMULATIVE. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Loan Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

         9.8 AMENDMENTS AND WAIVERS. Any term or provision of this Loan Agreement may be amended, and the observance of any term of this Loan Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. No waiver of any term, provision or condition of this Loan Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Loan Agreement.

         9.9 SURVIVAL. Except as otherwise provided herein, all covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Loan Agreement and the consummation of the Closing hereunder, and shall terminate only upon the full payment, satisfaction and performance by Debtor of its Obligations under this Loan Agreement and the other Debt Instruments, unless earlier termination is provided for herein or in another Debt Instrument, as applicable. All statements as to factual matters contained in any certificates, Exhibits or other instruments delivered by or on behalf of Debtor hereunder shall be deemed, for all purposes, to constitute representations and warranties by Debtor under the terms of this Loan Agreement and the other Debt Instruments as of the date of any such certificate or instrument.

Loan and Security Agreement
Page 13


         9.10 ATTORNEYS' FEES. Should suit or arbitration be brought to enforce or interpret any part of this Loan Agreement or other Debt Instrument, the prevailing party shall be entitled to recover (as an element of the costs of suit or arbitration and not as damages) reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). If any party to this Loan Agreement shall bring any action for any relief against another, declaratory or otherwise, arising out of this Loan Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees incurred in bringing such suit and enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. The parties agree that any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorneys' fees and costs incurred in enforcing such judgment. For the purposes of this Section, attorneys' fees shall include, without limitation, fees incurred in the following: (1) postjudgment motions; (2) contempt proceedings;
(3) garnishment, levy, and Debtor and third party examinations; (4) discovery; and (5) bankruptcy litigation.

         9.11 NOTICES. Whenever any party hereto desires or is required to give any notice, demand, or request with respect to this Loan Agreement (or under the Note or under any other Debt Instrument), each such communication shall be in writing and shall be deemed to have been validly served, given or delivered at the time stated below if deposited in the United States mail, registered or certified and return receipt requested, with proper postage prepaid, or if delivered by Federal Express or other private messenger, courier or other delivery service or sent by facsimile transmission by telex, telecopy, telegraph or cable or other similar electronic medium, addressed as indicated on the signature page hereof. If sent by telegraph, cable, telecopy and other facsimile transmission, a conformed copy of such notice shall be sent by mail (in the manner provided above) to the addressee. Service of any such communication made only by mail shall be deemed complete on the date of actual delivery as indicated by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section. Nothing contained in this Section or otherwise in this Loan Agreement shall excuse any party from giving oral telephonic notice when prompt notification is appropriate, but any oral telephonic notice which is so given shall not satisfy the requirement of written notice as specified in this Section. The foregoing provisions regarding the giving of notice by any party shall be applicable to all notices given hereunder or under any of the Note or other Debt Instrument.

         9.12 CONSTRUCTION OF AGREEMENT. A reference in this Loan Agreement to any Section shall include a reference to every Section number which begins with the number of the Section to which reference is specifically made (E.G., a reference to Section 4.1 shall include a reference to Sections 4.1.1 and 4.1.2). The provisions of the other Debt Instruments and of all Exhibits hereto are hereby incorporated in this Loan Agreement by this reference and reference to the Loan Agreement shall be deemed to include reference to all other Debt Instruments hereunder.

         9.13 NO JOINT VENTURE. Nothing contained in this Loan Agreement shall be deemed or construed as creating a joint venture or partnership between or among the parties hereto. Except

Loan and Security Agreement
Page 14


as expressly provided herein, no party: (1) is by virtue of this Loan Agreement authorized as an agent, employee or legal representative of any other party; (2) shall have the power to control the activities or operations of any other party and the relationship among the parties hereto is, and at all times will continue to be, that of independent contractors with respect to each other; (3) shall have any power or authority to bind or commit any other; or (4) shall hold itself out as having any authority over or relationship with any other party in contravention of this Loan Agreement.

         9.14 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements, to give such further written assurances and to take such further actions, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby, and as necessary to carry into effect the intents and purposes of this Loan Agreement. Upon payment and satisfaction by Debtor of all indebtedness to Lender under the Loan Agreement and other Debt Instruments, Lender agrees to release its security interest in the assets of Debtor which are Collateral hereunder and to cause all public records which reflect such security interests to be corrected by appropriate filings showing the release of Debtor's assets from the security interests of Lender under this Loan Agreement and the other Debt Instruments.

         9.15 WAIVER OF JURY TRIAL. DEBTOR AND LENDER, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY IF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS LOAN AGREEMENT TO WHICH THEY ARE PARTIES OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS LOAN AGREEMENT TO WHICH THEY ARE A PARTY OF THE TRANSACTIONS CONTEMPLATED HEREBY IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND IRRESPECTIVE OF WHETHER IN CONTRACT, TORT OR OTHERWISE. DEBTOR AND LENDER, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO THE WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

Loan and Security Agreement
Page 15


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Loan Agreement as of the date stated on page one of this Loan Agreement.


LENDER:                                              DEBTOR:

NHANCEMENT TECHNOLOGIES INC.                         EASTERN SYSTEMS TECHNOLOGY, INC.
A DELAWARE CORPORATION                               A CALIFORNIA CORPORATION


By:  /s/ Douglas S. Zorn                             By:  /s/ Ram V. Mani
   -------------------------------------------          -------------------------------------------
         Douglas S. Zorn,                                     Ram V. Mani, President
         President and Chief Executive Officer

                                                     By:  /s/ Ram V. Mani
                                                        -------------------------------------------
                                                               Ram V. Mani, Secretary

Telephone:        (510) 744-3333                     Telephone:
                 -------------------------------                   -------------------------------
Facsimile:        (510) 744-3388                     Facsimile:
                 -------------------------------                   -------------------------------


                                                     PLEDGORS:

                                                     /s/ Ram V. Mani
                                                     --------------------------------------------
                                                     Ram V. Mani


                                                     /s/ Srini Ramakrishnan
                                                     --------------------------------------------
                                                     Srini Ramakrishnan
